                                               EXHIBIT 21
                                               PITTWAY CORPORATION
                                               DECEMBER 31, 1993

                                               FORM 10-K



Approximate

Percentage

of Voting

Securities
                                                   State or
Owned by
                                                   Country of
Immediate
Name of Company                                    Incorporation
Parent

Pittway Corporation
  Ademco International Marketing Ltd.              Delaware
     100
  Ademco Distribution, Inc.                        Delaware
     100
    ADI-Lenox Club, Inc.                           Delaware
     100
  Automation Leasing Corp.                         New York
     100
  Ademconet, Inc.                                  Delaware
     100
    Radscan, Inc.                                  Delaware
     100
  FBX Corporation                                  Delaware
     100
    Fire Burglary Instruments, Inc.                New York
     100
  Datawave, Inc.                                   Delaware
     100
  Viewtronics, Inc.                                Delaware
     100
    Amgard Products, Inc.                          Delaware
     100
    Amgard Monitoring, Inc.                        Delaware
      80

  Fire-Lite Alarms, Inc.                           Connecticut
     100
    Notifier Engineered Systems Company            Delaware
     100

  MicroLite Corporation                            California
      90

  Penton Publishing, Inc.                          Delaware
     100
    Penton Learning Systems, Inc.                  Delaware
      51
      Quality Alert Institute, Inc.                Delaware
     100
    Links Guide, Inc.                              Delaware
      80
    Curtin & Pease/Peneco, Inc.                    Florida
     100
    Pittway Real Estate, Inc.                      Florida
     100
      Chilpub, Inc.                                Delaware
     100

  Xetron Corporation                               Texas
     100

  Final Frontier Pittway I, Inc.                   Illinois
     100
  Final Frontier Pittway II, Inc.                  Illinois
     100

  Pittway Corporation of Canada                    Canada
     100
  Pittway Fire Safety, Inc.                        Delaware
     100
  Ademco de Juarez, S.A. de C.V.                   Mexico
     100

                                                           EXHIBIT
21
                                                           PITTWAY
CORPORATION
                                                           DECEMBER
31, 1993

                                                           FORM 10-
K


Approximate

Percentage

of Voting

Securities
                                                   State or
Owned by
                                                   Country of
Immediate
Name of Company                                    Incorporation
Parent

Pittway Corporation (continued)

  Ademco Italia S.p.A.                             Italy
     100
  Ademco (Hong Kong) Limited                       Hong Kong
     100
  Pittway Foreign Sales Corp.                      U.S. Virgin
Islands  100
  Pittway International, Ltd.                      Delaware
     100
    Ademco Sicherheitseinrichtungen GmbH           Germany
     100
    Notifier Espana, S.A.                          Spain
     100
    Notifier (Benelux) S.A.                        Belgium
     100
    Notifier Deutschland, GmbH                     Germany
     100
    Pittway UK Limited                             England
     100
      Notifier Limited                             England
     100
      System Sensor Limited                        England
     100
      Ademco-Sontrix Limited                       England
     100
        Ademco-Sontrix (Australia) Pty. Ltd.       Australia
     100
        Ademco-Sontrix Espana, S.A.                Spain
     100
    Pittway Electronics Italy S.r.l.               Italy
     100
      Notifier Italia S.r.l.                       Italy
     100
      Pittway Tecnologica S.p.A.                   Italy
     100



Notes: All of the above subsidiaries are included in the Registrant's consolidated financial statements. Parent-subsidiary or affiliate relationships are shown by marginal indentation.

                                            46